November 18, 2020

DREYFUS INSTITUTIONAL RESERVES FUNDS

- Dreyfus Institutional Treasury Securities Cash Advantage Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Trustees of Dreyfus Institutional Reserves Funds (the "Trust") has approved an Agreement and Plan of Reorganization (the "Agreement") between the Trust, on behalf of Dreyfus Institutional Treasury Securities Cash Advantage Fund (the "Fund"), and CitizensSelect Funds, on behalf of Dreyfus Institutional Preferred Treasury Securities Money Market Fund (the "Acquiring Fund").  The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, the distribution of such shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the "Reorganization").

Neither the Agreement nor the Reorganization requires the approval of shareholders of the Fund or the Acquiring Fund.  It is currently contemplated that the Reorganization will become effective on or about March 5, 2021.  A Prospectus/Information Statement with respect to the Reorganization will be mailed to Fund shareholders before the consummation of the Reorganization.  The Prospectus/Information Statement will describe the Acquiring Fund and other matters.  Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-346-3621.

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